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
             MERRILL LYNCH LIFE                      ML LIFE INSURANCE COMPANY OF NEW YORK
             INSURANCE COMPANY
                                                        ML OF NEW YORK VARIABLE ANNUITY
     MERRILL LYNCH LIFE VARIABLE ANNUITY                      SEPARATE ACCOUNT A
            SEPARATE ACCOUNT A                         SUPPLEMENT DATED NOVEMBER 24, 2003
      SUPPLEMENT DATED NOVEMBER 24, 2003                            TO THE
                TO THE                                          PROSPECTUSES FOR
            PROSPECTUSES FOR                             RETIREMENT POWER (DATED MAY 1, 2003)
     RETIREMENT POWER (DATED MAY 1, 2003)             RETIREMENT OPTIMIZER (DATED MAY 1, 2003)
    RETIREMENT OPTIMIZER (DATED MAY 1, 2003)

   MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
       SUPPLEMENT DATED NOVEMBER 24, 2003
            TO THE PROSPECTUS FOR
        LEGACY POWER (DATED MAY 1, 2002)
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This supplement describes changes to the Funds available under the variable annuity and variable life insurance contracts (collectively, the "Contracts") listed above issued by Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY"). Please retain this supplement with your Contract prospectus for future reference.

                                  FUND MERGERS

Effective following the close of business on November 21, 2003, the Mercury International Value V.I. Fund of the Mercury Variable Trust was merged into the Merrill Lynch International Value V.I. Fund of the Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds").

Any contract value you had in the subaccount corresponding to the Mercury International Value V.I. Fund was automatically invested in Class I shares of the Merrill Lynch International Value V.I. Fund after the merger. As a result of the merger, the Merrill Lynch International Value V.I. Fund became available for the allocation of premiums and contract value under your Contract on November 24, 2003.

The following discussion sets out brief information about the Merrill Lynch International Value V.I. Fund. The Fund is described in more detail in its current prospectus. The prospectus describe the Fund's investment policies, risks, fees and expenses, and all other aspects of its operations, and should be read carefully before investing. THERE IS NO ASSURANCE THAT THE MERRILL LYNCH INTERNATIONAL VALUE V.I. FUND WILL ACHIEVE ITS STATED OBJECTIVES. Additional copies of the Fund's prospectus and statement of additional information, which include detailed information on the Fund, can be obtained directly without charge by calling the Service Center at (800) 535-5549 or writing the Service Center at P.O. Box 44222, Jacksonville, FL 32231-4222. If you own a Legacy Power Contract, call the Service Center at (800) 535-5333, or write to P.O. Box 441395, Jacksonville, FL 32231-4139.

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                         ADVISORY FEES AND FUND EXPENSES

The Fund pays monthly advisory fees and other expenses. The following table helps you understand the costs and expenses you will bear, directly or indirectly. The table shows Fund expenses estimated for the current fiscal year, as a percentage of the Fund's average net assets.


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
                                                     MERRILL LYNCH
                                                     VARIABLE SERIES
                                                   FUNDS, INC. (CLASS
                                                       I SHARES)
                                                 ----------------------
ANNUAL EXPENSES                                      MERRILL LYNCH
                                                     INTERNATIONAL
                                                     VALUE V.I.(1)
                                                     -------------

Investment Advisory Fees............                      .75%
Other Expenses.........................                   .11%
                                                          ----
Total Annual Operating Expenses...                        .86%
Expense Reimbursements.............                        --
                                                          ----
Net Expenses...........................                   .86%
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                      INVESTMENT OBJECTIVES AND STRATEGIES

Below we list the investment objectives and strategies for the new Fund. There is no guarantee that any Fund will be able to meet its investment objective.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

The Variable Series Funds is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers Class I shares of certain of its separate investment mutual fund portfolios under your Contract.

Merrill Lynch Investment Managers, L.P. ("MLIM") is the investment adviser to the Variable Series Funds. MLIM, together with its affiliates, Fund Asset Management, L.P., Merrill Lynch Asset Management U.K., Ltd., and Merrill Lynch Investment Managers International Ltd. (all of which may operate under the name "Mercury Advisors"), is a worldwide mutual fund leader, and had a total of $439.6 billion in investment company and other portfolio assets under management as of February, 2003. It is registered as an investment adviser under the Investment Advisers Act of 1940. MLIM is an indirect subsidiary of Merrill Lynch & Co., Inc. MLIM's principal business address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. As the investment adviser, it is paid fees by these Funds for its services. MLIM and Merrill Lynch Life Agency Inc. have entered into a Reimbursement Agreement that limits the operating expenses paid by each Fund of the Variable Series Funds in a given year to 1.25% of its average net assets.

MERRILL LYNCH INTERNATIONAL VALUE V.I. FUND. The Fund's investment objective is to provide current income and long-term growth of income, accompanied by growth of capital. In investing the Fund's


-----------------------------------
(1) The Fund is a newly created series of the Variable Series Funds and, therefore, has no operating history.

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assets, the investment adviser follows a value style. This means that it buys stocks that it believes are currently undervalued by the market and thus would have a lower price than their true worth.

                                      * * *

If you have any questions about the merger, please contact your financial advisor, or call or write the Service Center.